UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 28, 2015

El Paso Electric Company
(Exact name of registrant as specified in its charter)

Texas	001-14206	74-0607870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower, 100 North Stanton, El Paso, Texas		79901
(Address of principal executive offices)		(Zip Code)

(915) 543-5711
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

El Paso Electric Company (the “Company”) held its annual meeting of shareholders on May 28, 2015.  As of the close of business on the record date, March 30, 2015, the Company had a total of 40,389,970 shares of common stock outstanding and entitled to vote at the annual meeting, of which 38,270,868 shares were represented at the meeting in person or by proxy.  The primary purpose of the annual meeting was to give our shareholders the opportunity to vote on three matters:  (i) the election of Class III directors; (ii) the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and (iii) a non-binding advisory vote on the compensation paid to the Company’s named executive officers, commonly referred to as a “say on pay” vote.  A detailed discussion of each of these proposals can be found in our definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 17, 2015.

Proposal 1:  Election of Class III Directors

At the annual meeting, our shareholders elected the following persons to serve as Class III directors to hold office for a three-year term expiring at our annual meeting of shareholders to be held in 2018:

Director	Votes For	Votes Withheld	Broker Non-Votes
James W. Harris	36,992,139	234,735	1,043,994
Woodley L. Hunt	36,812,971	413,903	1,043,994
Stephen N. Wertheimer	36,991,784	235,090	1,043,994
Charles A. Yamarone	37,007,021	219,853	1,043,994

In addition to the Class III directors listed above, the following individuals continue to serve as Class I and Class II directors following the meeting: Catherine A. Allen, John Robert Brown, James W. Cicconi, Edward Escudero, Patricia Z. Holland-Branch, Thomas V. Shockley, III and Eric B. Siegel.

Proposal 2:   Appointment of Independent Registered Public Accounting Firm

At the annual meeting, our shareholders ratified the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 by the following vote:

Description	Number of Votes
FOR	38,115,477
AGAINST	138,258
ABSTAIN	17,133

 Proposal 3:  Advisory Vote on the Company’s Executive Compensation

At the annual meeting, our shareholders approved an advisory vote on the Company’s executive compensation “say on pay” for our named executive officers by the following vote:

Description	Number of Votes
FOR	35,716,626
AGAINST	1,464,210
ABSTAIN	46,038
BROKER NON-VOTES	1,043,994

Item 8.01. Other Events.

On May 28, 2015, the Company announced that the Board of Directors approved an increase to the quarterly cash dividend to $0.295 per share of common stock from its current quarterly rate of $0.28 per share, commencing with the June 30, 2015 dividend payment, which will be payable to shareholders of record on June 16, 2015.

The Company’s press release announcing the dividend increase is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release Dated May 28, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2015
EL PASO ELECTRIC COMPANY
(Registrant)

By:     /s/    Nathan T. Hirschi
Name:    Nathan T. Hirschi
Title:    Senior Vice President - Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release Dated May 28, 2015